                                                                  EXHIBIT 10.14




                         SUBSIDIARY GUARANTY AGREEMENT


         WHEREAS, PACKAGED ICE, INC., a Texas corporation ("BORROWER"), has entered into a Credit Agreement of even date herewith with certain banks and other lending institutions which are or may from time to time become signatories thereto (each, a "BANK" and collectively, the "BANKS"), THE FROST NATIONAL BANK, a national banking association, as documentation and administrative agent for itself and the other Banks (in such capacity, together with its successors in such capacity, the "AGENT"), pursuant to which the Banks have agreed to make a revolving credit loan to Borrower with advances thereunder not to exceed an aggregate principal amount of Twenty Million and No/100 Dollars ($20,000,000.00) (such Credit Agreement, as same may be amended, extended, restated, supplemented or modified from time to time, the "CREDIT AGREEMENT"); terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein;

         WHEREAS, Agent and the Banks have conditioned their obligations under the Credit Agreement upon the execution and delivery by Guarantor (hereinafter defined) of this Subsidiary Guaranty Agreement (this "Guaranty");

         NOW THEREFORE, for valuable consideration, including, without limitation, $100,000.00 cash paid by Borrower to Guarantor; any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by the Banks to Borrower; any extension, renewal or replacement of any Guaranteed Indebtedness, any forbearance with respect to any Guaranteed Indebtedness or otherwise; or any other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, MISSION PARTY ICE, INC., a Texas corporation ("GUARANTOR"), hereby irrevocably and unconditionally guarantees to Agent and to the Banks, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms:

         1. The term "GUARANTEED INDEBTEDNESS", as used herein means all of the Obligations and shall include any and all post-petition interest and reasonable expenses (including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law.

         2. This Guaranty shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment in full of the Guaranteed Indebtedness and termination of the Commitments. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Agent, any Bank or any other party, or which Guarantor may have against Borrower or any other party (other than Agent or any Bank), shall be available to, or shall be asserted by, Guarantor against Agent, any Bank or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. It is the intention of Guarantor, Agents and the Banks that the amount of the Guaranteed Indebtedness not exceed the maximum amount permitted by applicable laws, including fraudulent conveyance, fraudulent
transfer  or similar laws  applicable to Guarantor.   Accordingly, and
notwithstanding anything to the contrary in this Guaranty, any Loan Paper, or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Indebtedness, if, after giving effect to this Guaranty and applicable laws, the obligations of Guarantor under this Guaranty would otherwise be set aside, terminated, annulled or avoided for such reason by a court of competent jurisdiction in a proceeding





                                               MPI SUBSIDIARY GUARANTY AGREEMENT
actually pending before such court, the amount of the Guaranteed Indebtedness shall be limited to the maximum amount permitted by applicable laws which would not (a) render Guarantor insolvent, (b) result in the fair saleable value of Guarantor's assets being less than the amount required to pay its debts and other liabilities (including contingent liabilities) as they mature, or (c) leave Guarantor with unreasonably small capital to carry out its business as conducted prior to the execution of this Guaranty and as proposed to be conducted, including its capital needs.

         4. If Guarantor becomes liable for any indebtedness owing by Borrower to Agent or any Bank by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Agent and the Banks hereunder shall be cumulative of any and all other rights that Agent and the Banks may ever have
against Guarantor.   The exercise by Agent or any Bank  of any right  or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         5.      In  the  event  of  default  by  Borrower   in  payment  or
performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Agent, for the benefit of the Banks, upon written demand therefor delivered to Guarantor, in lawful currency of the United States of America and it shall not be necessary for Agent, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness.

         6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on written demand therefor delivered to Guarantor by Agent.

         7. Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the sale, release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of Guarantor hereunder, or the full or partial release of Borrower or any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, settlement, or compromise that may be granted or given by Agent or any Bank to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) the subordination of the payment of all or any part of the Guaranteed Indebtedness to the payment of any obligations, indebtedness, or liabilities which may be due or become due to Agent, any of the Banks or others; (g) the application of any deposit balance, fund, payment, collections through process of law or otherwise, or other collateral of Borrower to the satisfaction and liquidation of the indebtedness or obligations of Borrower to Agent or any of the Banks, if any, not guaranteed under this Guaranty; (h) the application of any sums paid to Agent or any of the Banks by Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, Borrower or others to the





                                      2        MPI SUBSIDIARY GUARANTY AGREEMENT

Guaranteed Indebtedness in such order and manner as Agent may determine in accordance with the Credit Agreement; (i) any neglect, delay, omission, failure, or refusal of Agent or any Bank to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (j) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (k) any payment by Borrower or any other party to Agent or any Bank is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Agent or any Bank is required to refund any payment or pay the amount thereof to someone else;
(l) the settlement or compromise of any of the Guaranteed Indebtedness; (m) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (n) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (o) the failure of Agent or any Bank to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (p) any change in the corporate existence, structure, or ownership of Borrower; (q) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower; (r) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law; (s) the act of creating all or any part of the Guaranteed Indebtedness is ultra vires; or (t) the officers creating all or any part of the Guaranteed Indebtedness acted in excess of their authority.

         8. Guarantor hereby represents and warrants to Agent and the Banks the following:

         (a) This Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor.

         (b) Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be security for the payment of all or any part of the Guaranteed Indebtedness. However, Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty.

         (c) Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower, and Guarantor is not relying on Agent or the Banks to provide such information to Guarantor either now or in the future.

         (d) Guarantor has the power and authority to execute, deliver, and perform this Guaranty and any other agreements executed by Guarantor contemporaneously herewith, and the execution, delivery, and performance of this Guaranty and any other agreements executed by Guarantor contemporaneously herewith do not and will not violate (i) any agreement or instrument to which Guarantor is a party, or (ii) to the best of Guarantor's knowledge, any law, rule, regulation, or order of any Governmental Authority to which Guarantor is subject.

         (e) Neither Agent nor the Banks has made any representation, warranty, or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

         (f) The financial statements and other financial information regarding Guarantors heretofore and hereafter delivered to Agent or any Bank are and shall be true and correct in all material respects and fairly present the financial position of Guarantor as of the dates thereof, and no





                                      3        MPI SUBSIDIARY GUARANTY AGREEMENT
         material adverse change has occurred in the financial condition of Guarantor as reflected in those financial disclosures.

         (g) As of the date hereof, and after giving effect to this Guaranty, including without limitation, all rights of contribution and subrogation, and the obligations evidenced hereby,
         (i) Guarantor is and will be solvent (to the extent necessary, taking into account any rights of contribution, reimbursement and subrogation), (ii) the fair saleable value of Guarantor's assets exceeds and will continue to exceed its liabilities (both fixed and contingent), (iii) Guarantor is and will continue to be able to pay its debts as they mature, and (iv) Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage.

         (h) All representations and warranties about Guarantor made in the Credit Agreement are true and correct.

         9. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or any Bank has any Commitment under the Credit Agreement:

                 (a) Guarantor shall not, so long as its obligations under this Guaranty continue, transfer or pledge any material portion of its assets for less than full and adequate consideration.

                 (b) Guarantor shall promptly furnish to Agent at any time and from time to time such financial statements and other financial information as required by the Credit Agreement or as Agent may otherwise reasonably require, in form and substance satisfactory to Agent.

                 (c) Guarantor shall comply with all terms and provisions of the Loan Papers that apply to Guarantor.

                 (d) Guarantor shall promptly inform Agent of (i) any litigation or governmental investigation against Guarantor or affecting any security for all or any part of the Guaranteed Indebtedness or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the Loan Papers, (ii) any material claim or controversy which might become the subject of such litigation or governmental investigation, and (iii) any material adverse change in the financial condition of Guarantor.

         10.     (a)      Guarantor  hereby agrees  that the  Subordinated
Indebtedness (hereinafter  defined) shall  be  subordinate  and junior  in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to Agent, for the benefit of the Banks, as security for the Guaranteed
Indebtedness.   If any sums shall be  paid to Guarantor by  Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of Agent and shall forthwith be paid to Agent without affecting the liability of Guarantor under this Guaranty and may be applied by Agent and the Banks against the Guaranteed Indebtedness in such order and manner as Agent and the Banks may determine in their sole discretion. Upon the request of Agent, Guarantor shall execute, deliver, and endorse to Agent such documents and instruments as Agent may reasonably request to perfect, preserve, and enforce its rights
hereunder.   For purposes  of this Guaranty, the  term "SUBORDINATED
INDEBTEDNESS" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect,





                                      4        MPI SUBSIDIARY GUARANTY AGREEMENT
contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

         (b)     Guarantor agrees  that any and all  liens, security
interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of Guarantor or Agent
presently  exist or  are hereafter created or  attached.   Without the  prior
written consent of the Banks, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings, judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding, to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.

         (c)     In  the  event  of  any  receivership,  bankruptcy,
reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the
Subordinated Indebtedness.   Agent and  the Banks  may apply  any such
dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as Agent and the Banks may determine in their sole discretion.

         (d) Guarantor agrees that all promissory notes or any other document evidencing Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

         11. Guarantor waives (a) promptness, diligence, and notice of acceptance of this Guaranty and notice of the incurring of any obligation, indebtedness, or liability to which this Guaranty applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement, and indulgences of every kind, and (b) the taking of any other action by Agent, including without limitation, giving any notice of default or any other notice to, or making any demand on, Borrower, any other guarantor of all or any part of the Guaranteed Indebtedness or any other party.

         12. In addition to any other waivers, agreements and covenants of Guarantor set forth herein, Guarantor hereby further waives and releases all claims, causes of action, defenses and offsets for any act or omission of Agent, its directors, officers, employees, representatives or agents in connection with Agent's administration of the Guaranteed Indebtedness, except for Agent's willful misconduct and gross negligence.

         13. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Agent or any Bank upon the insolvency, bankruptcy, or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Guaranteed Indebtedness, or otherwise, all as though such payment had not been made.





                                      5        MPI SUBSIDIARY GUARANTY AGREEMENT

         14. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of Guarantor against Agent or any Bank shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         15. This Guaranty is for the benefit of Agent and the Banks and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be
transferred with such indebtedness.   This  Guaranty  is binding  not only  on
Guarantor, but  on  Guarantor's successors  and assigns.

         16. Guarantor recognizes that Agent and the Banks are relying upon this Guaranty and the undertakings of Guarantor hereunder in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to Agent and the Banks in entering into the Credit Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

         17. This Guaranty is a Loan Paper and, therefore, this Guaranty is subject to the applicable provisions of the Credit Agreement, all of which applicable provisions are incorporated herein by reference the same as if
set forth herein verbatim.   Moreover, Guarantor acknowledges and agrees that
this Guaranty is subject to the offset provisions in favor of the Banks in the Credit Agreement.

         18. Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and any circumstances affecting (a) Borrower's ability to perform under the Credit Agreement and the other Loan Papers to which it is a party or (b) any collateral securing all or any part of the Guaranteed Indebtedness.

         19. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for Guarantor set forth on the signature page of this Guaranty, ten days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

         20. No delay on the part of Agent in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right. In no event shall any waiver of the provisions of this Guaranty be effective unless the same be in writing and signed by the appropriate parties in accordance with the Credit Agreement, and then only in the specific instance and for the purpose given.

         21. Nothing contained herein shall be construed as an obligation on the part of Agent or the Banks to extend or continue to extend credit to Borrower.

         22. Notwithstanding any other provision of this Guaranty or of any instrument or agreement evidencing, governing or securing all or any part of the Guaranteed Indebtedness, Guarantor and Agent by its acceptance hereof agree that Guarantor shall never be required or obligated to pay interest in excess of



                                               MPI SUBSIDIARY GUARANTY AGREEMENT
                                      6
the maximum nonusurious interest rate as may be authorized by applicable law for the written contracts which constitute the Guaranteed Indebtedness. It is the intention of Guarantor, Agent, and the Banks to conform strictly to the applicable laws which limit interest rates, and any of the aforesaid contracts for interest, if and to the extent payable by Guarantors, shall be held to be subject to reduction to the maximum nonusurious interest rate allowed under said law.

         23. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION CONSUMMATED AND PERFORMABLE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         24. Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Agent or any Bank in connection with the enforcement or collection of this Guaranty.

         25. THIS GUARANTY TOGETHER WITH THE OTHER LOAN PAPERS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the 15th day of September, 1997.

                                   GUARANTOR:

                                   MISSION PARTY ICE, INC., a Texas corporation

                                   By:
                                      ----------------------------------------
                                      James F. Stuart, Chief Executive Officer

                                   Address for Notices:

                                   8572 Katy Freeway, Suite 101
                                   Houston, Texas  77024
                                   Attn:  A. J. Lewis, III
                                   Fax Number:  (713)  464-4681
                                   Telephone Number:  (713) 464-9384





                                      7        MPI SUBSIDIARY GUARANTY AGREEMENT